Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
Revenues	2010	2009*	2010	2009
Premiums earned	$1,015	$971	$3,987	$3,869
Net investment income	111	109	433	433
Net realized investment gains	196	108	313	412
Net impairment losses recognized in earnings	0	(27)	(6)	(126)
Equity in earnings (losses) of limited partnerships	70	(45)	128	(369)
Other income	9	9	35	36

Total revenues	1,401	1,125	4,890	4,255

Benefits and expenses
Insurance losses and loss expenses	692	634	2,900	2,728
Policy acquisition and underwriting expenses	270	241	969	1,003
Goodwill impairment	22	0	22	0

Total benefits and expenses	984	875	3,891	3,731

Income from operations before income taxes
and noncontrolling interest	417	250	999	524
Provision for income taxes	163	76	339	78

Net income	$254	$174	$660	$446
Less: Net income attributable to noncontrolling
interest in consolidated entity – Exchange	242	150	498	338

Net income attributable to Indemnity	$12	$24	$162	$108

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.25	$0.48	$3.18	$2.10

Class A common stock – diluted	$0.22	$0.43	$2.85	$1.89

Class B common stock – basic and diluted	$40.93	$72.49	$462.83	$312.45

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	50,137,565	51,244,073	50,705,607	51,250,606

Class B common stock	2,546	2,546	2,546	2,549

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	56,316,852	57,415,266	56,884,894	57,428,999

Class B common stock	2,546	2,546	2,546	2,549

Dividends declared per share
Class A common stock	$0.515	$0.48	$1.955	$1.83

Class B common stock	$77.25	$72.00	$293.25	$274.50

• The 2009 results have been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST

(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		December 31,			December 31,		December 31,		December 31,
	Percent	2010	2009	Percent	2010	2009	2010	2009	2010	2009
Management operations

Management fee revenue, net	100.0%	$236	$223		$0	$0	$(236)	$(223)	$0	$0
Service agreement revenue	100.0%	8	9		0	0	0	0	8	9

Total revenue from management operations		244	232		0	0	(236)	(223)	8	9
Cost of management operations	100.0%	215	198		0	0	(215)	(198)	0	0

Income from management operations before taxes		29	34		0	0	(21)	(25)	8	9

Property and casualty insurance operations

Net premiums earned	5.5%(2)	55	52	94.5%(2)	944	904	0	0	999	956
Losses and loss expenses	5.5%(2)	37	33	94.5%(2)	633	578	(1)	(1)	669	610
Policy acquisition and other underwriting expenses	5.5%(2)	15	15	94.5%(2)	269	246	(23)	(27)	261	234

Income from property and casualty insurance operations before taxes		3	4		42	80	24	28	69	112

Life insurance operations (1)

Total revenue	21.6%(3)	9	7	78.4%(3)	36	26	0	0	45	33
Total benefits and expenses	21.6%(3)	6	7	78.4%(3)	26	24	0	0	32	31

Income from life insurance operations before taxes		3	0		10	2	0	0	13	2

Investment operations

Net investment income (2)		9	10		80	80	(3)	(3)	86	87
Net realized (losses) gains on investments (2)		(8)	5		202	99	0	0	194	104
Net impairment losses recognized in earnings (2)		0	(2)		0	(20)	0	0	0	(22)
Equity in earnings (losses) of limited partnerships		10	(12)		59	(30)	0	0	69	(42)
Goodwill impairment		0	0		(22)	0	0	0	(22)	0

Income from investment operations before taxes (2)		11	1		319	129	(3)	(3)	327	127

Income from operations before income taxes and noncontrolling interest		46	39		371	211	0	0	417	250
Provision for income taxes		34	15		129	61	0	0	163	76
Net income		$12	$24		$242	$150	$0	$0	$254	$174

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the benefit of the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	As a result of the pending sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange, which is scheduled to close by March 31, 2011, all earnings of EFL will accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST

(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
							Twelve months
		Twelve months ended			Twelve months ended		ended		Twelve months ended
		December 31,			December 31,		December 31,		December 31,
	Percent	2010	2009	Percent	2010	2009	2010	2009	2010	2009
Management operations

Management fee revenue, net	100.0%	$1,009	$965		0	$0	$(1,009)	$(965)	$0	$0
Service agreement revenue	100.0%	34	35		0	0	0	0	34	35

Total revenue from management operations		1,043	1,000		0	0	(1,009)	(965)	34	35
Cost of management operations	100.0%	841	813		0	0	(841)	(813)	0	0

Income from management operations before taxes		202	187		0	0	(168)	(152)	34	35

Property and casualty insurance operations

Net premiums earned	5.5%(2)	216	209	94.5%(2)	3,709	3,599	0	0	3,925	3,808
Losses and loss expenses	5.5%(2)	155	145	94.5%(2)	2,660	2,499	(5)	(5)	2,810	2,639
Policy acquisition and other underwriting expenses	5.5%(2)	61	63	94.5%(2)	1,052	1,072	(174)	(158)	939	977

Income(loss) from property and casualty insurance operations before taxes		0	1		(3)	28	179	163	176	192

Life insurance operations (1)

Total revenue	21.6%(3)	37	27	78.4%(3)	135	100	(2)	(2)	170	125
Total benefits and expenses	21.6%(3)	26	25	78.4%(3)	96	92	(2)	(2)	120	115

Income from life insurance operations before taxes		11	2		39	8	0	0	50	10

Investment operations

Net investment income (2)		37	42		312	311	(11)	(11)	338	342
Net realized (losses) gains on investments (2)		(1)	10		301	397	0	0	300	407
Net impairment losses recognized in earnings (2)		(1)	(12)		(3)	(91)	0	0	(4)	(103)
Equity in earnings (losses) of limited partnerships		21	(76)		106	(283)	0	0	127	(359)
Goodwill impairment		0	0		(22)	0	0	0	(22)	0

Income (loss) from investment operations before taxes (2)		56	(36)		694	334	(11)	(11)	739	287

Income from operations before income taxes and noncontrolling interest		269	154		730	370	0	0	999	524
Provision for income taxes		107	46		232	32	0	0	339	78
Net income		$162	$108		$498	$338	$0	$0	$660	$446

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the benefit of the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	As a result of the pending sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange, which is scheduled to close by March 31, 2011, all earnings of EFL will accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Reconciliation of operating income to net income

We believe that investors’ understanding of our performance related to the Indemnity shareholder interest is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses, impairment losses and related federal income taxes. Our common stock portfolio is measured at fair value. As such, changes in fair value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized gains and losses on investments in our Consolidated Statements of Operations that are used to calculate operating income. Equity in earnings or losses of EFL and equity in earnings or losses of limited partnerships are included in the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, but does not include the realized gain or loss when a limited partnership is sold in the secondary market.

We use operating income to evaluate the results of our operations. It reveals trends in our management services, property and casualty insurance underwriting(1) and investment operations that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to our management services and property and casualty insurance underwriting processes.(1) We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income prepared in accordance with U.S.GAAP and does not reflect our overall profitability.

The following table reconciles operating income and net income for Indemnity shareholder interest:

	Indemnity Shareholder interest
	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
(in millions, except per share data)
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$17	$22	$163	$109

Net realized (losses) gains and impairments on investments	(8)	3	(2)	(2)
Income tax benefit (expense)	3	(1)	1	1

Realized (losses) gains and impairments, net of income taxes	(5)	2	(1)	(1)

Net income attributable to Indemnity	$12	$24	$162	$108

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.32	$0.39	$2.88	$1.91

Net realized (losses) gains and impairments on investments	(0.15)	0.06	(0.04)	(0.03)
Income tax benefit (expense)	0.05	(0.02)	0.01	0.01

Realized (losses) gains and impairments, net of income taxes	(0.10)	0.04	(0.03)	(0.02)

Net income attributable to Indemnity	$0.22	$0.43	$2.85	$1.89

(1)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the benefit of the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest after December 31, 2010.

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions)

	December 31,	December 31,
	2010	2009
Assets
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities(1)	$264	$664
Equity securities(1)	24	38
Trading securities, at fair value	28	42
Limited partnerships	216	235
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities(1)	7,279	6,517
Equity securities(1)	570	472
Trading securities, at fair value	2,306	1,835
Limited partnerships	1,108	1,116
Other invested assets	19	20

Total investments	11,815	10,940
Cash and cash equivalents (Exchange portion of $120 and $158, respectively)	430	234
Premiums receivable from policyholders (Exchange portion of $942 and $715, respectively)(1)	942	906
Reinsurance recoverable (Exchange portion of $201 and $212, respectively)(1)	201	215
Deferred income taxes (Exchange portion of $0 and $75, respectively)	0	116
Deferred acquisition costs (Exchange portion of $467 and $416, respectively)(1)	467	467
Other assets (Exchange portion of $357 and $306, respectively)	489	409
Total assets	$14,344	$13,287

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Losses and loss expense reserves(1)	$0	$752
Unearned premiums(1)	0	325
Deferred income taxes	26	0
Other liabilities	382	387
Exchange liabilities
Losses and loss expense reserves(1)	3,584	2,846
Life policy and deposit contract reserves	1,603	1,540
Unearned premiums(1)	2,082	1,656
Deferred income taxes	257	0
Other liabilities	76	56

Total liabilities	8,010	7,562

Indemnity’s shareholders’ equity	912	902
Noncontrolling interest in consolidated entity – Exchange	5,422	4,823

Total equity	6,334	5,725

Total liabilities, shareholders’ equity and noncontrolling interest	$14,344	$13,287

(1)	Prior to December 31, 2010, the underwriting assets and liabilities retained by EIC and ENY were the responsibility of the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting assets and liabilities are the responsibility of the subscribers (policyholders) of the Exchange, or noncontrolling interest beginning December 31, 2010.